Toreador Large Cap Fund

Supplement to the Prospectus dated August 31, 2007

Supplement dated July 24, 2008

Fund Investments in Options:

          Effective immediately, the Fund has changed its strategy with respect to investments in options, and will now be able to buy and sell both covered and uncovered options. Accordingly, the last sentence under “Principal Strategies” in the Fund’s Prospectus is hereby deleted and replaced with the following:

The Fund may buy and sell put and call options as part of its investment program, to obtain market exposure, or to manage risk or hedge against adverse market conditions.

          In addition, the options risk disclosure under “Principal Risks of Investing in the Fund” on page 2 of the Prospectus is deleted in its entirety and replaced with the following:

Put and Call Options Risks. There are risks associated with buying and selling call and put options. The seller of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option (that is, where the seller does not own the underlying security) assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. In such event, the securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. To the extent the premium received does not cover the difference in the market price and the exercise price, the seller will incur substantial losses when it is obligated to purchase the underlying securities at the higher market price, and sell such securities to the option holder at the lower option price. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller of a put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. In such case, the seller will be obligated to purchase the securities at a much higher price from the option holder than the prevailing market price of the securities. The seller will suffer substantial losses to the extent the premium received is less than the difference between the option price and the market price of the securities. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Address For Correspondence to the Fund:

Purchase requests, redemption requests, and other correspondence related to shareholder accounts in the Fund should be addressed as follows:

U.S. Mail:	Overnight:

Toreador Large Cap Fund	Toreador Large Cap Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	2960 N. Meridian St., Suite 300
Indianapolis, IN 46206	Indianapolis, IN 46208

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          This Supplement supersedes and replaces prior supplements to the Prospectus dated August 31, 2007. You should read this Supplement in conjunction with the Prospectus, which provides the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information dated August 31, 2007 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (800) 343-5902.

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Toreador Large Cap Fund

Supplement to the Statement of Additional Information dated August 31, 2007

Supplement dated July 24, 2008

FUND INVESTMENTS

The following replaces the discussion of the Fund’s Options Transactions in the Section “Additional Information about Fund Investments and Risk Considerations” on pages 5-8 of the Statement of Additional Information:

Options Transactions. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy or sell put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position.

          The Fund will sell options to the extent that it (i) owns the underlying security or, with respect to options on stock indices, holds a portfolio of securities substantially replicating the movement of the index, or (ii) does not own the underlying security or portfolio of securities, but maintains a segregated account with its custodian consisting of government securities or high quality liquid debt obligations equal to the market value of the option. Securities held in the segregated account will be marked to market daily to reflect the Fund’s current obligations with respect to outstanding options. When the Fund writes options, it may be subject to margin requirements imposed by the broker and, therefore, may be required to segregate additional securities in a separate account with its custodian and pledge the securities deposited in such account to the broker.

          Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the buyer of such options. When a Fund writes an option, the Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. If the security appreciates to a price higher than the exercise price of the call option, the option holder most likely will exercise the option and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. If the security depreciates to a price lower than the exercise price of the put option, the put option most likely will be exercised and the Fund will be obligated to purchase the security at more than its market value.

          The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

          The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration. Risks associated with writing options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement.

          The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

          The buying and selling of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. To the extent the Fund enters into the transaction for hedging purposes, imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

TRUSTEES AND OFFICERS OF THE FUND:  The following information supplements the information found under the heading “Trustees and Officers”, beginning on page 10 of the Statement of Additional Information: Effective December 1, 2007, Nancy V. Kelly is a Trustee of the Unified Series Trust (the “Trust”). Ms. Kelly (Age 52) has been an Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001. Ms. Kelly is deemed an interested Trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Fund’s distributor. As an interested Trustee, Ms. Kelly receives no compensation from the Fund. Ms. Kelly does not own any shares of the Fund.

Effective May 19, 2008, Kenneth G.Y. Grant is an Independent Trustee of the Trust. Mr. Grant (Age 59) has been Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003, Senior Vice President of Savings Banks Employees Retirement Association since 2003, and Senior Vice President of Advisors Charitable Gift Fund since 2003. He is also Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches, and a Member, Presbytery of Boston, Presbyterian Church (U.S.A.). For his services as an Independent Trustee, Mr. Grant will receive $38,000 annually from the Trust on an aggregate basis. The Trust currently consists of 34 series, so it is estimated that Mr. Grant will receive approximately $1,118 annually from each Fund. As of June 30, 2008, Mr. Grant does not own any shares of the Fund.

Effective February 22, 2008, the Board of Trustees of the Trust appointed William Murphy as the Interim Treasurer and Chief Financial Officer of the Trust to fill the vacancy created by the resignation of the prior Treasurer. Mr. Murphy (Age 45) has been the Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October 2007. He was Supervisor, Separate Accounts Administration, for American United Life Insurance Company from 2000 to October 2007. Mr. Murphy does not receive any compensation from the Fund.

The address for all Trustees and Officers of Unified Series Trust is now: 2960 N. Meridian St., Suite 300  Indianapolis, IN 46208

FUND SERVICE PROVIDERS:

The address for the following Fund service providers is now as follows:

•	Unified Fund Services, Inc. – the Fund’s transfer agent, dividend disbursing agent, fund accounting agent, and administrator
•	Unified Financial Securities, Inc. – the Fund’s principal underwriter

2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

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This Supplement supersedes and replaces prior supplements to the Statement of Additional Information dated August 31, 2007. Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s prospectus. These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (800) 343-5902.

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